ANNUAL REPORT

                                          [SM&R LOGO]

                                       SM&R MUTUAL FUNDS
                                      EQUITY FUNDS

                                       Growth Fund

                                   Equity Income Fund

                                      Balanced Fund

                      "The financial statements and discussions contained herein are included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus."

                                                              Annual Report
                                                              December 31, 2000

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
SM&R GROWTH FUND

Dear Shareholders:

The last time we addressed shareholders in January 2000, the NASDAQ index was racing ever higher, the economy was running at full speed (possibly on the verge of overheating), and the federal budget surplus was increasing.

Apparently, the only thing constant is change. As we look back on the year 2000, we see few similarities with 1999 except the increasing federal budget surplus and continued interest rate hikes by the Fed. The first half of the year was incredibly volatile with a sharp correction in April (particularly for the NASDAQ) and partial recovery during summer. We had high hopes for a traditional year-end rally only to witness a heartbreaking downward spiral in the market just in time for Christmas.

The NASDAQ ended the year down 39.29%, the S&P 500 down 9.1%, the Dow Jones Industrials down 4.85% and the Russell 2000 was down 4.2%. The SM&R Growth Fund ended the year down 8.25%, at net asset value (Class T), versus the Lipper Multi-Cap Core category, which was down 3.34%. The best performing sectors for the Growth Fund were: capital goods, consumer staples, energy, finance, and utilities. The Fund's utility holding performed very well in 2000 posting a return of 148%, versus a 46% return for the S&P 500 utilities sector, making it the top performing sector of 2000 for the Fund. There were a variety of reasons for this, but the two most important factors were demand and deregulation.

It should be noted that the classification for the SM&R Growth Fund, according to Lipper, may change once again during the first quarter 2001. The current benchmark is the Lipper Multi-Cap Core Fund index, while the new benchmark may become the Lipper Large-Cap Core Fund index. We are currently assessing this re-classification to determine if it is a fair benchmark. In 1999, the classification shifted to reflect Lipper's additional fund classification categories. In 1999, our benchmark changed from the Lipper Growth Fund index to the Multi-Cap Core index. At this particular time, the SM&R Growth Fund is composed primarily of large capitalization stocks.

The biggest stories of 2000 were the economy, the presidential election, and the NASDAQ. By extension, we can argue that the sharp drop in NASDAQ portends a return to an era of more understandable valuations. However, as we stated in this letter last year, we have never known technology stocks to be "fairly valued." A large portion of the value of technology companies is locked up in intellectual property (patents and the collective corporate knowledge base) and research and development, two areas that our current accounting system finds difficult to calculate or assign value to. However, the year 2000 has shown that technology companies are not immune to rising interest rates and a slowing economy. The technology sector tends to behave more like a rubber band. It can be stretched to the point of breaking such that the resulting snap-back over compensates for the previous over stretching. In 2001, we foresee some new stretching as the NASDAQ strives to find its equilibrium point. Putting it another way, just as it may have been irrational for the NASDAQ to attain the heights it reached in 2000, it may have been just as irrational for it to reach the lows it reached at year-end. Therein lies the opportunity. Our investment strategy was never one that permitted us to chase after the so-called "dot com" stocks, and our adherence to this philosophy was amply rewarded in 2000. Net infrastructure, networking and semi-conductors are areas where we have been focused and where we will continue to concentrate our efforts. Just as a rising tide lifts all boats, an ebbing tide takes all boats down with it. Some very sound technology companies were unfairly de-valued in 2000. They should shine again in 2001, but the technology show may be less flashy than the one put on in 2000.

The year 2000 witnessed a slowing economy, which dragged the market down dramatically, particularly during the last two months of the year. A presidential election so even that there will be arguments for years about the final outcome also seemed to give pause to the market. 2000 also was the stage for the Y2K scare, which by all accounts never materialized. Was it a technical challenge, requiring hard work, planning, and vision to resolve? Yes. Was it worthy of the incredible media hype? No. In hindsight, it is clear that most organizations understood the problem and allowed enough time to correct it.

Going forward, the economy will govern the outlook for 2001. We are experiencing an economic slowdown and we believe that the Fed will have to ease interest rates in 2001 in order to get the economy back on track. We believe that the country will not sink into recession but are cautious in our outlook. Historically, by the time the data confirm that we are in a recession, it's too late. However, there are many areas of the economy that are still doing well. Manufacturing could be on the verge of a recession and the GDP could slow significantly, but an overall recession does not appear to be the most likely outcome. Inflation is still at bay and we continue to enjoy full employment. This directly refutes the theories of noted `demand-side' economist John Maynard Keynes -- for now -- on which the logic of increasing interest rates last year was largely based.

On a chart, the downturn will most likely resemble a "V," a short but deep downturn with a rapid recovery. A downturn scenario to be feared would be the dreaded "U" shaped downturn. They are long and painfully drawn-out, reminiscent of 1973-74, and they usually do not offer a clear recovery signal. In fact, during that period some blue chip stocks did not recover until 1977. We believe the fundamentals of the economy do not fully support a long, extended slowdown. The Fed will most likely practice a policy of interest rate reductions, which will provide badly needed liquidity to the economy. Most of the benefits from this, we believe, will not be seen until the second half of calendar year 2001.

Internationally, many Eurozone economies, notably Germany, are finally picking up. This does not mean that these economies are robust and healthy, but they are improving. This generally bodes well for international markets, however, Southeast Asia and Latin America are still question marks. The Japanese economy teased onlookers in 2000 with several quarters of positive GDP growth, only to fall back into recession.

For 2001, we will continue to seek out undervalued companies and sectors undergoing positive changes in fundamentals, while selling those issues that have hit their price targets or whose fundamentals have deteriorated. Within the technology sector we seek to identify those companies that possess a unique advantage within their niche or are considered to be the leader within their sub-sector. The utility sector bears special mention this year. We are actively scouring the space for suitable investments in various sub-sectors. Deregulation in this area has presented investors with unique opportunities for growth. The rigorous processes employed by the professionals behind the SM&R Growth Fund have served the Fund well over the last several years and should continue to do so going forward. Areas of the market that we will be watching closely in 2001 in addition to those mentioned will be healthcare, financials, capital goods, consumer cyclicals and telecommunications.

Respectfully,

Andre J. Hodlewsky
Gordon D. Dixon
Portfolio Managers, SM&R Growth Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         AVERAGE ANNUAL RETURN
ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH
FUND AT OFFERING PRICE, LIPPER MULTI-CAP CORE INDEX AND THE S&P 500
INCLUDES MAXIMUM SALES CHARGE OF 5.75%
THROUGH 12/31/00 FOR CLASS T SHARES
10 YEAR                                     13.28%
5 YEAR                                      12.86%
1 YEAR                                    (13.49)%

             LIPPER MULTI-CAP CORE
                     INDEX              S&P 500    SM&R GROWTH FUND
1990                          $10,000    $10,000              $9,426
1991                          $13,520    $13,047             $12,912
1992                          $14,537    $14,041             $12,589
1993                          $16,599    $15,457             $13,617
1994                          $16,306    $15,661             $14,221
1995                          $21,439    $21,546             $17,898
1996                          $25,186    $26,493             $21,055
1997                          $32,258    $35,331             $25,738
1998                          $40,546    $45,425             $30,459
1999                          $48,975    $54,987             $37,918
2000                          $47,339    $49,982             $34,796

           AVERAGE ANNUAL RETURN
Includes maximum sales charge through
12/31/00. Inception date of these classes
is 01/01/99.
                                                               Since
Share Class                                   One Year     Inception
A                                             (13.27)%         3.44%
B                                             (13.70)%         2.62%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND INVESTMENTS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SM&R Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

Dear Shareholders:

The SM&R Equity Income Fund's objective is to provide dividend income, along with an opportunity for increased share price over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2000, the Fund produced a return of +8.99% (class T), before sales charges (but after other expenses.) Over that same time frame, the Fund's peers, as measured by the Lipper Equity Income Fund Index, returned +7.5%. The Fund has continued to surpass the goal of maintaining a dividend yield at least 50% greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the Fund is 2.3% (before expenses) versus 1.2% for the S&P 500.

The Fund's performance benefited most from holdings in the consumer staples and financial sectors. The performance of the Fund's financial sector holdings marked a reversal from 1999, where the financial holdings harmed the Fund's performance. We maintained at year-end 1999 that the downturn in financial companies was a short-term phenomenon, and holding our course greatly benefited our shareholders this past year. Due to the strong dividend yields found in the financial sector overall, the space continues to represent approximately one quarter of the Fund's holdings. The Fund's utility holdings also produced dramatic positive performance for the year, however, they contributed less to overall performance as they represent a smaller proportion of the Fund.

The year 2000 produced a stark reversal to the technology-crazed market of 1999. Investors fled from technology stocks that were priced for perfection, as evidence began to mount that the economy was indeed slowing and the growth predictions underlying many technology companies' stock prices were deemed unrealistic. After many years of strong upward momentum, the S&P 500 Index ended 2000 with a return of -9.10%. The NASDAQ fared much worse with a return of -39.29%, its worst return in the index's history. Not all was lost, however, as some market sectors benefited from the investor exodus from technology. 2000 witnessed a style rotation from growth to value as investors sought out defensive, income-oriented sectors such as consumer staples, capital goods, utilities, healthcare, and financials. Tobacco stocks, defense contractors, and real estate investment trusts jump out as a few of the industries that experienced strong upward momentum following a prolonged period of weakness. If there is a lesson to be taken from the markets in 2000, it would be simply that diversification is still the prudent investment strategy. Investors who bet blindly on "easy" money in tech stocks were burned badly in 2000. We believe that a diversified approach is still the best way to reap the rewards of stock market investing over the longer-term while minimizing volatility.

Going forward in 2001, we are concerned with the state of the U.S. economy. The Federal Reserve has recently reduced interest rates by a full percentage point in response to near zero GDP growth rates. We anticipate the Federal Reserve will lower rates even further in a bid to prevent the country from sinking into a recession. A chief concern for us is that monetary policy typically has a lagged effect until the impact is felt. This bodes poorly for the near term though we remain optimistic for the tail end of 2001 and going forward into 2002. We expect the downturn and recovery cycle to resemble a "V" pattern, in which a short acute downturn is followed by a rapid recovery led by a rebound in consumer confidence and spending levels. The key risks to our outlook include a deeper and longer downturn than anticipated, stagnant consumer confidence and spending measures due to high debt levels and low savings, and a worsening corporate profits picture.

The SM&R Equity Income Fund is well positioned for the cycle that we see unfolding, as it is currently heavy on healthcare, financials and consumer staples, while also providing exposure to areas of the economy that will benefit from the coming recovery-technology and consumer cyclicals. We continue to maintain faith that select technology names have a place in nearly all portfolios but are cautious of high valuations and unrealistic growth expectations across the sector. The fund continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks while maintaining low turnover-which leads to low taxes, with the potential for share price appreciation over time.

Sincerely,

Andrew R. Duncan, CFA
Gordon D. Dixon
Portfolio Managers, SM&R Equity Income Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         AVERAGE ANNUAL RETURN
ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY
INCOME FUND AT OFFERING PRICE, LIPPER EQUITY INCOME FUND INDEX AND THE S&P 500
INCLUDES MAXIMUM SALES CHARGE OF 5.75%
THROUGH 12/31/00 FOR CLASS T SHARES
10 YEAR                                     11.88%
5 YEAR                                      10.17%
1 YEAR                                       2.73%

             LIPPER EQUITY INCOME FUND
                       INDEX                S&P 500   SM&R EQUITY INCOME FUND
1990                              $10,000    $10,000                    $9,426
1991                              $12,712    $13,047                   $12,165
1992                              $13,898    $14,041                   $12,568
1993                              $15,793    $15,457                   $13,904
1994                              $15,656    $15,661                   $13,819
1995                              $20,309    $21,546                   $17,843
1996                              $23,943    $26,493                   $20,782
1997                              $30,529    $35,331                   $25,504
1998                              $34,126    $45,425                   $28,592
1999                              $35,556    $54,987                   $28,195
2000                              $38,208    $49,982                   $30,723

           AVERAGE ANNUAL RETURN
Includes maximum sales charge through
12/31/00. Inception date of these classes
is 01/01/99.
                                                               Since
Share Class                                   One Year     Inception
A                                                3.19%         0.04%
B                                                2.56%       (1.21)%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND INVESTMENTS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SM&R Equity Income Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
SM&R BALANCED FUND

The SM&R Balanced Fund is the lowest risk equity fund in the SM&R Funds group. The Fund strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of stocks, bonds, and cash equivalents. The Fund's investment strategy is to use a balanced approach by investing in a combination of the high-yielding stocks of well-known companies, as well as bonds and money market instruments. Throughout 2000, the Fund's conservative blend of about 49% stocks, 29% bonds and 22% money market instruments has served the Fund well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of approximately 0.0% while the bond portion of the Fund returned approximately +14.0%. Combined, the Fund produced a year 2000 total return for Classes A, B and T of +3.35%, 2.79%, and 3.64%, respectively, before sales charges (but after other expenses). As a comparison, the Fund's peers, as measured by the Lipper Balanced Fund Index returned +2.4% over the same period.

Within the fund, we continued our fixed income strategy of structuring maturities at the mid-term to long end of the yield curve. Within the equity portion of the fund, we utilize the same conservative and defensive stock selection disciplines used in the SM&R Equity Income and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 2000, we noted particular strength from our equity holdings in the healthcare, utility and financial sectors. The Fund benefited most from our overweight position in utilities, where increased utilization and raw material shortages led to dramatic gains in the sector. We continue to maintain a position of primarily market neutral in regards to sector allocations relative to the S&P 500 Index weightings. While this may appear contrary to our motto of being SM&R's most conservative fund, we feel the balanced stock/bond approach allows us a little more latitude in sector allocation versus, say, the Equity Income Fund. In other words, the stability of the fixed income portion allows us to increase the risk on the equity portion.

Balanced Fund investors were rewarded in 2000 by their investment in the Fund, as it outdistanced both the broad equity market and its Lipper peer group category (based on returns before sales charges). Although the Fund did not produce the spectacular returns witnessed by some equity funds during 1999, the Fund performed very well during the sell-off in 2000, where the S&P 500 Index declined 9.1% and the technology heavy NASDAQ declined 39.3%. We believe that we have achieved our goal of running a Fund that offers conservative equity market participation during strong up markets, while positioning the Fund for a cushion as equity markets decline. This conservative, balanced approach has enabled SM&R to provide upside potential while protecting on the downside via this uniquely positioned Fund.

Going forward in 2001, we are concerned about the status of the U.S. economy. The Federal Reserve has recently reduced interest rates by a full percentage point in response to near zero GDP growth rates. We anticipate the Federal Reserve will lower rates even further in a bid to prevent the country from sinking into a recession. A chief concern for us is the lag effect typically inherent in monetary policy action. In other words, it will likely take months for the economy to be impacted by the Fed's recent interest rate reductions. This bodes poorly for the near term though we remain optimistic for the tail end of 2001 and going forward into 2002. We expect the downturn and recovery cycle to resemble a "V" pattern in which a short, acute downturn is followed by a rapid recovery led by a rebound in consumer confidence and spending levels. The key risks to our outlook include a deeper and longer downturn than anticipated, stagnant consumer confidence and spending measures due to high debt levels and low savings, and a worsening corporate profits picture.

The SM&R Balanced Fund is well positioned for the expected coming cycle, as it is currently heavy on healthcare, financials and consumer staples, while also providing exposure to areas of the economy that will benefit from the anticipated recovery -- technology and consumer cyclicals. We continue to maintain faith that select technology names have a place in nearly all portfolios but are cautious of high valuations and unrealistic growth expectations across the sector. This positioning should provide upside for the equity portion of the fund, while the fixed income portion protects the overall portfolio value from the potentially sustained market correction.

Sincerely

Andrew R. Duncan, CFA
Gordon D. Dixon
Portfolio Managers, SM&R Balanced Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         AVERAGE ANNUAL RETURN
ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED
FUND AT OFFERING PRICE, LIPPER BALANCED FUND INDEX AND THE S&P 500
INCLUDES MAXIMUM SALES CHARGE OF 5.75%
THROUGH 12/31/00 FOR CLASS T SHARES
10 YEAR                                     10.71%
5 YEAR                                      10.32%
1 YEAR                                     (2.32)%

           LIPPER BALANCED FUND INDEX   S&P 500    SM&R BALANCED FUND
1990                          $10,000    $10,000                $9,426
1991                          $12,616    $13,047               $11,738
1992                          $13,550    $14,041               $12,099
1993                          $15,131    $15,457               $12,862
1994                          $14,798    $15,661               $13,054
1995                          $18,440    $21,546               $15,965
1996                          $20,839    $26,493               $17,858
1997                          $25,017    $35,331               $20,974
1998                          $28,792    $45,425               $23,875
1999                          $31,377    $54,987               $26,709
2000                          $32,127    $49,982               $27,670

           AVERAGE ANNUAL RETURN
Includes maximum sales charge through
12/31/00. Inception date of these classes
is 01/01/99.
                                                               Since
Share Class                                   One Year     Inception
A                                              (1.82)%         4.00%
B                                              (2.36)%         4.37%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND INVESTMENTS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SM&R Balanced Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R GROWTH FUND

COMMON STOCK                   SHARES        VALUE
AEROSPACE/DEFENSE--0.90%
Boeing Company                   28,000   $  1,848,000
AUTO & TRUCK MANUFACTURERS--1.04%
DaimlerChrysler AG                8,541        351,889
Ford Motor Company               43,354      1,016,109
General Motors Corporation       14,700        748,781
                                          ------------
                                             2,116,779
BANKS--6.30%
Bank of America
 Corporation                     40,000      1,835,000
Comerica, Incorporated           40,000      2,375,000
Morgan (J.P.) & Company          15,000      2,482,500
PNC Financial Services
 Group                           30,000      2,191,875
U.S. Bancorp                     60,700      1,771,681
Wells Fargo Company              40,000      2,227,500
                                          ------------
                                            12,883,556
BEVERAGES--2.54%
Anheuser-Busch Companies,
 Incorporated                    74,000      3,367,000
Coca-Cola Company                30,000      1,828,125
                                          ------------
                                             5,195,125
BIO/SPECIALTY PHARMACEUTICALS--4.03%
Amgen Incorporated*              17,900      1,144,481
Enzon, Incorporated*             28,400      1,762,575
Genentech, Incorporated*         14,000      1,141,000
Millennum Pharmaceuticals,
 Incorporated*                   27,100      1,676,813
Pharmacia Corporation            41,200      2,513,200
                                          ------------
                                             8,238,069
COMMUNICATION EQUIPMENT--2.65%
Corning Incorporated             12,000        633,750
JDS Uniphase Corporation*        10,200        425,212
Nortel Networks
 Corporation                    136,000      4,360,500
                                          ------------
                                             5,419,462
COMPUTER RELATED--7.38%
Cisco Systems,
 Incorporated*                  112,800      4,314,600
EMC Corporation*                 90,000      5,985,000
Network Appliance,
 Incorporated*                    7,600        488,181
Sun Microsystems,
 Incorporated*                  154,400      4,303,900
                                          ------------
                                            15,091,681

COMMON STOCK                   SHARES        VALUE
COMPUTER SOFTWARE/SERVICES--4.43%
Exodus Communications,
 Incorporated*                    9,600   $    192,000
Inktomi Corporation*              4,900         87,588
Microsoft Corporation*           29,100      1,265,850
Oracle Corporation*              18,800        546,375
Peregrine Systems,
 Incorporated*                   12,200        240,950
QLogic Corporation*               5,600        431,200
VERITAS Software
 Corporation*                    71,850      6,286,875
                                          ------------
                                             9,050,838
COSMETICS/TOILETRIES--1.70%
Procter & Gamble Company         44,200      3,466,937
DRUGS--5.86%
American Home Products
 Corporation                     42,700      2,713,585
Bristol-Myers Squibb
 Company                         37,400      2,765,263
Merck & Company,
 Incorporated                    40,000      3,745,000
Pfizer, Incorporated             59,800      2,750,800
                                          ------------
                                            11,974,648
ELECTRIC POWER--3.88%
AES Corporation (The)*           22,000      1,218,250
Calpine Corporation*            120,400      5,425,525
Southern Energy,
 Incorporated*                   45,500      1,288,219
                                          ------------
                                             7,931,994
ELECTRICAL EQUIPMENT--4.43%
General Electric Company        189,000      9,060,187
ELECTRONICS--1.25%
PMC-Sierra, Incorporated*         4,300        338,088
Vitesse Semiconductor
 Corporation*                     8,800        486,750
Waters Corporation*              15,500      1,294,250
Xilinx, Incorporated*             9,600        442,800
                                          ------------
                                             2,561,888
ENERGY-MISCELLANEOUS--0.59%
NRG Energy, Incorporated*        43,000      1,195,937
EXPLORATION/DRILLING--1.64%
Anadarko Petroleum
 Corporation                     11,560        821,685
Global Marine,
 Incorporated*                   32,000        908,000
Kerr-McGee Corporation           13,000        870,188
Tidewater, Incorporated          17,000        754,375
                                          ------------
                                             3,354,248

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

COMMON STOCK                   SHARES        VALUE
FINANCIAL SERVICES--7.02%
American General
 Corporation                     20,000   $  1,630,000
Citigroup, Incorporated         159,000      8,118,937
Countrywide Credit
 Industries, Incorporated        44,000      2,211,000
Morgan Stanley, Dean
 Witter, Discover and
 Company                         30,000      2,377,500
                                          ------------
                                            14,337,437
FOOD PRODUCERS--3.86%
IBP, Incorporated                58,000      1,551,500
McCormick & Company,
 Incorporated                    58,000      2,091,625
Sensient Technologies
 Corporation                    100,000      2,275,000
Smithfield Foods,
 Incorporated*                   65,000      1,976,000
                                          ------------
                                             7,894,125
FOOD RETAILERS--2.14%
Albertson's, Incorporated        40,000      1,060,000
Safeway, Incorporated*           53,000      3,312,500
                                          ------------
                                             4,372,500
FURNITURE/APPLIANCES/TOOLS--0.74%
Black & Decker Corporation       38,200      1,499,350
HOMEBUILDING/SUPPLIES--0.51%
Centex Corporation               27,700      1,040,481
INSURANCE COMPANIES--2.32%
CIGNA Corporation                33,000      4,365,900
Conseco, Incorporated            28,800        379,800
                                          ------------
                                             4,745,700
LEISURE TIME/GAMING-0.46%
Brunswick Corporation            57,000        936,938
MANUFACTURING-DIVERSIFIED--1.90%
Minnesota Mining and
 Manufacturing Company           11,900      1,433,950
Tyco International LTD           44,000      2,442,000
                                          ------------
                                             3,875,950
MEDICAL PRODUCTS/SUPPLIES--3.65%
Beckman Coulter,
 Incorporated                    36,000      1,509,750
Johnson & Johnson                30,000      3,151,875
Medtronic, Incorporated          21,400      1,292,025
Molecular Devices
 Corporation*                    22,100      1,512,469
                                          ------------
                                             7,466,119
METALS & MINING--0.74%
Alcoa Incorporated               45,200      1,514,200
NATURAL GAS--3.74%
Enron Corporation                92,000      7,647,500
OIL DOMESTIC--1.89%
Unocal Corporation              100,000      3,868,750

COMMON STOCK                   SHARES        VALUE
OIL INTERNATIONAL--4.71%
BP Amoco PLC ADR                 60,000   $  2,872,500
Chevron Corporation              44,000      3,715,250
Royal Dutch Petroleum
 Company ADR                     50,000      3,028,125
                                          ------------
                                             9,615,875
RAILROADS--0.50%
Canadian Pacific LTD             35,800      1,022,538
RETAIL-DISCOUNT--1.56%
Wal-Mart Stores,
 Incorporated                    60,000      3,187,500
RETAIL-GENERAL--1.20%
Federated Department
 Stores, Incorporated*           37,000      1,295,000
Kohl's Corporation*              19,100      1,165,100
                                          ------------
                                             2,460,100
RETAIL-SPECIALTY--0.70%
Group 1 Automotive,
 Incorporated*                   70,000        656,250
Lowe's Companies,
 Incorporated                    17,500        778,750
                                          ------------
                                             1,435,000
SEMICONDUCTORS--0.95%
Broadcom Corporation
 (Class A)*                       3,300        278,850
Conexant Systems,
 Incorporated*                    5,200         79,950
Intel Corporation                52,000      1,573,000
                                          ------------
                                             1,931,800
SPECIALTY PRINTING/SERVICES--0.72%
Banta Corporation                58,000      1,474,360
TELECOM-CELLULAR--0.11%
Nextel Communications,
 Incorporated (Class A)*          9,000        222,750
TELECOM-LONG DISTANCE--3.46%
A T & T Corporation             136,660      2,365,926
Qwest Communications
 International
 Incorporated*                   88,826      3,641,866
WorldCom, Incorporated*          76,500      1,071,000
                                          ------------
                                             7,078,792
TELEPHONE--1.54%
Alltel Corporation               47,000      2,934,563
XO Communications,
 Incorporated*                   12,000        213,750
                                          ------------
                                             3,148,313

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

COMMON STOCK                   SHARES        VALUE
TRUCKING & SHIPPING--0.46%
USFreightways Corporation        31,000   $    932,421
                                          ------------

             TOTAL COMMON STOCK--93.50%
                    (Cost $124,448,771)    191,097,848
                                          ------------
                                FACE
COMMERCIAL PAPER               AMOUNT
COMMUNICATION EQUIPMENT--1.09%
Cox Communication
 Incorporated, 7.90%,
 01/05/01                    $2,236,000      2,234,032

CONSTRUCTION--0.53%
Centex Corporation, 7.90%,
 01/08/01                     1,094,000      1,092,315

ELECTRICAL POWER--0.50%
Empire District Electric
 Company, 7.70%, 01/03/01     1,008,000      1,007,568

ENERGY-MISCELLANEOUS--1.37%
Atmos Energy Corporation,
 8.15%, 01/12/01              2,810,000      2,802,993
FINANCIAL SERVICES--2.58%
Comdisco Incorporated,
 7.80%, 01/02/01              2,681,000      2,680,417
Houston Industries
 FinanceCo L.P., 8.25%,
 01/09/01                     1,858,000      1,854,584
Houston Industries
 FinanceCo L.P., 8.30%,
 01/16/01                       737,000        734,448
                                          ------------
                                             5,269,449
NATURAL GAS--0.39%
Sierra Pacific Power
 Company, 8.00%, 01/04/01       793,000        792,470
                                          ------------

          TOTAL COMMERCIAL PAPER--6.46%
                     (Cost $13,198,827)     13,198,827
                                          ------------
              TOTAL INVESTMENTS--99.96%
                    (Cost $137,647,598)    204,296,675
            CASH AND OTHER ASSETS, LESS
                     LIABILITIES--0.04%         91,262
                                          ------------
                    NET ASSETS--100.00%   $204,387,937
                                          ============
ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2000
--------------------------------------------------------------------------------
SM&R GROWTH FUND

ASSETS
Investments in securities, at value                           $204,296,675
Prepaid Expenses                                                    44,360
Receivable for:
  Capital stock sold                                                78,100
  Dividends                                                        129,747
Other assets                                                        93,341
                                                              ------------
                                                TOTAL ASSETS   204,642,223
                                                              ------------
LIABILITIES
Capital stock reacquired                                            94,102
Accrued:
  Investment advisory fee                                           83,535
  Service fee                                                       38,601
Other liabilities                                                   38,048
                                                              ------------
                                           TOTAL LIABILITIES       254,286
                                                              ------------
               NET ASSETS (applicable to shares outstanding)  $204,387,937
                                                              ============
NET ASSETS:
Class A                                                       $  6,855,639
--------------------------------------------------------------------------
Class B                                                       $  3,382,202
--------------------------------------------------------------------------
Class T                                                       $194,150,096
--------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $204,387,937
                                                              ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   200,000,000
  Outstanding                                                    1,234,983
--------------------------------------------------------------------------
Class B:
  Authorized                                                   200,000,000
  Outstanding                                                      618,377
--------------------------------------------------------------------------
Class T:
  Authorized                                                   100,000,000
  Outstanding                                                   34,695,803
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $       5.55
  Offering price per share: (Net Assets value of
   $5.55/95.00%)                                              $       5.84
--------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $       5.47
--------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $       5.60
  Offering price per share: (Net Assets value of
   $5.60/94.25%)                                              $       5.94
--------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2000
--------------------------------------------------------------------------------
SM&R GROWTH FUND

INVESTMENT INCOME
Dividends                                                     $  2,172,128
Interest                                                           686,479
                                                              ------------
                                     TOTAL INVESTMENT INCOME     2,858,607
EXPENSES
Investment advisory fees                                         1,052,620
Service fees                                                       488,484
Professional fees                                                   25,265
Custodian and transactions fees                                     86,200
Directors' fees                                                     23,403
Qualification fees                                                  39,584
Shareholder reporting expenses                                      75,794
Insurance expenses                                                  43,710
Distribution fees                                                   36,782
                                                              ------------
                                                NET EXPENSES     1,871,842
                                                              ------------
INVESTMENT INCOME--NET                                             986,765
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                              14,558,315
  Change in unrealized depreciation of investments for the
   year                                                        (34,455,299)
                                                              ------------
NET LOSS ON INVESTMENTS                                        (19,896,984)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(18,910,219)
                                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                   2000            1999
                                                              --------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $    986,765    $    900,553
  Net realized gain on investments                               14,558,315      10,640,352
  Change in unrealized appreciation (depreciation)              (34,455,299)     35,737,960
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
   operations                                                   (18,910,219)     47,278,865
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                         (10,454)         (4,775)
    Class B                                                              --              --
    Class C                                                              --              --
    Class T                                                      (1,042,514)       (860,216)
  Capital gains
    Class A                                                        (631,348)       (138,389)
    Class B                                                        (311,450)        (57,657)
    Class C                                                              --          (4,941)
    Class T                                                     (18,212,472)     (8,774,058)
                                                               ------------    ------------
    Total distributions to shareholders                         (20,208,238)     (9,840,036)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                       4,185,521       3,388,463
    Class B                                                       2,428,766       1,388,166
    Class C                                                              --         115,090
    Class T                                                       1,231,804      (9,779,453)
                                                               ------------    ------------
    Total net capital share transactions                          7,846,091      (4,887,734)
                                                               ------------    ------------
TOTAL INCREASE (DECREASE)                                       (31,272,366)     32,551,095
NET ASSETS
  Beginning of year                                             235,660,303     203,109,208
                                                               ------------    ------------
  End of year                                                  $204,387,937    $235,660,303
                                                               ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

SM&R GROWTH FUND

                                                                                   CLASS T SHARES
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                        2000            1999            1998            1997            1996
                                                    -------------   -------------   -------------   -------------   -------------
      Net Asset Value, Beginning of Year            $   6.77        $   5.69        $   5.24        $   4.95        $   4.39
      Investment income--net                            0.03            0.03            0.04            0.06            0.05
      Net realized and unrealized gain (loss) on
       investments                                     (0.65)           1.35            0.85            1.03            0.73
                                                    --------        --------        --------        --------        --------
                  Total from Investment Operations     (0.62)           1.38            0.89            1.09            0.78
      Less distributions from
        Investment income--net                         (0.03)          (0.03)          (0.04)          (0.06)          (0.05)
        Capital gains                                  (0.52)          (0.27)          (0.40)          (0.74)          (0.17)
                                                    --------        --------        --------        --------        --------
                               Total Distributions     (0.55)          (0.30)          (0.44)          (0.80)          (0.22)
                                                    --------        --------        --------        --------        --------
      Net Asset Value, End of Year                  $   5.60        $   6.77        $   5.69        $   5.24        $   4.95
                                                    ========        ========        ========        ========        ========
                                    Total Return *     (8.25)%         24.49 %         18.35 %         22.24 %         17.64 %
                                                    ========        ========        ========        ========        ========
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)       $194,150        $230,203        $203,109        $178,344        $152,758
      Ratio of expenses to average net assets           0.81 %          0.87 %          0.85 %          0.96 %          1.15 %
      Ratio of net investment income to average
       net assets                                       0.47 %          0.44 %          0.69 %          1.03 %          1.02 %
      Portfolio turnover rate                          19.68 %         16.13 %         27.31 %         46.79 %         18.72 %

                                                                   CLASS A SHARES                     CLASS B SHARES
                                                          --------------------------------   --------------------------------
                                                                            PERIOD FROM                        PERIOD FROM
                                                                          JANUARY 1, 1999                    JANUARY 1, 1999
                                                           YEAR ENDED            TO           YEAR ENDED            TO
                                                          DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                          -------------   ----------------   -------------   ----------------
                                                              2000              1999             2000              1999
                                                          -------------   ----------------   -------------   ----------------
      Net Asset Value, Beginning of Year                   $ 6.73            $ 5.69           $ 6.66            $ 5.69
      Investment income (loss)--net                          0.01              0.01            (0.02)               --
      Net realized and unrealized gain (loss) on
       investments                                          (0.66)             1.30            (0.65)             1.24
                                                           ------            ------           ------            ------
                        Total from Investment Operations    (0.65)             1.31            (0.67)             1.24
      Less distributions from
        Investment income--net                              (0.01)               --               --                --
        Capital gains                                       (0.52)            (0.27)           (0.52)            (0.27)
                                                           ------            ------           ------            ------
                                     Total Distributions    (0.53)            (0.27)           (0.52)            (0.27)
                                                           ------            ------           ------            ------
      Net Asset Value, End of Year                         $ 5.55            $ 6.73           $ 5.47            $ 6.66
                                                           ======            ======           ======            ======
                                          Total Return *    (8.76)%           23.45 %          (9.17)%           22.04 %
                                                           ======            ======           ======            ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)              $6,856            $3,776           $3,382            $1,547
      Ratio of expenses to average net assets                1.30 %            1.51 %           1.89 %            2.01 %
      Ratio of net investment loss to average net assets    (0.02)%           (0.19)%          (0.66)%           (0.69)%
      Portfolio turnover rate                               19.68 %           16.13 %          19.68 %           16.13 %

*   Does not include the effect of sales charge.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

COMMON STOCK                   SHARES        VALUE
AEROSPACE/DEFENSE--2.31%
Boeing Company                   18,600   $  1,227,600
Goodrich (B.F.) Company          75,000      2,728,125
                                          ------------
                                             3,955,725
AUTO & TRUCK MANUFACTURERS--2.04%
Ford Motor Company               88,074      2,064,234
General Motors Corporation       28,000      1,426,250
                                          ------------
                                             3,490,484
BANKS--9.60%
Bank of America
 Corporation                     60,000      2,752,500
Comerica, Incorporated           34,500      2,048,438
Morgan (J.P.) & Company           9,500      1,572,250
PNC Financial Services
 Group                           33,400      2,440,287
U.S. Bancorp                    121,400      3,543,363
Wells Fargo Company              73,500      4,093,031
                                          ------------
                                            16,449,869
BEVERAGES--2.65%
Anheuser-Busch Companies,
 Incorporated                   100,000      4,550,000

BIO/SPECIALTY PHARMACEUTICALS--0.54%
Amgen Incorporated*              14,400        920,700

CHEMICALS--0.92%
Hercules, Incorporated           32,600        621,437
Praxair, Incorporated            21,500        954,063
                                          ------------
                                             1,575,500
COMMUNICATION EQUIPMENT--1.14%
Nortel Networks
 Corporation                     61,000      1,955,812

COMPUTER RELATED--5.26%
Cisco Systems,
 Incorporated*                   52,800      2,019,600
EMC Corporation*                 74,400      4,947,600
Sun Microsystems,
 Incorporated*                   73,200      2,040,450
                                          ------------
                                             9,007,650
COMPUTER SOFTWARE/SERVICES--0.96%
Microsoft Corporation*           38,000      1,653,000

DRUGS--9.21%
Bristol-Myers Squibb
 Company                         37,600      2,780,050
Merck & Company,
 Incorporated                    33,300      3,117,713
Pfizer, Incorporated             58,800      2,704,800
Schering-Plough
 Corporation                     80,000      4,540,000
Watson Pharmaceuticals,
 Incorporated*                   51,600      2,641,275
                                          ------------
                                            15,783,838
ELECTRIC POWER--1.60%
Constellation Energy Group       26,300      1,185,144
DTE Energy Company               40,000      1,557,500
                                          ------------
                                             2,742,644

COMMON STOCK                   SHARES        VALUE
EXPLORATION/DRILLING--3.23%
Anadarko Petroleum
 Corporation                     27,300   $  1,940,484
Kerr-McGee Corporation           27,200      1,820,700
Tidewater, Incorporated          40,000      1,775,000
                                          ------------
                                             5,536,184
FINANCIAL SERVICES--7.22%
Citigroup, Incorporated         130,400      6,658,550
Morgan Stanley, Dean
 Witter, Discover and
 Company                         72,000      5,706,000
                                          ------------
                                            12,364,550
FOODS PRODUCERS--3.40%
ConAgra, Incorporated            40,000      1,040,000
McCormick & Company,
 Incorporated                    70,000      2,524,375
Sensient Technologies
 Corporation                     99,600      2,265,900
                                          ------------
                                             5,830,275
FOODS RETAILERS--0.85%
Albertson's, Incorporated        55,000      1,457,500

FURNITURE/APPLIANCES/TOOLS--2.59%
Black & Decker Corporation       40,000      1,570,000
Whirlpool Corporation            60,000      2,861,250
                                          ------------
                                             4,431,250
INSURANCE COMPANIES--3.07%
CIGNA Corporation                36,600      4,842,180
Conseco, Incorporated            31,100        410,131
                                          ------------
                                             5,252,311
LEISURE TIME/GAMING--0.61%
Brunswick Corporation            63,200      1,038,850

MACHINERY/EQUIPMENT--2.67%
Deere & Company                 100,000      4,581,250

MANUFACTURING-DIVERSIFIED--0.56%
Minnesota Mining and
 Manufacturing Company            7,900        951,950

MEDICAL PRODUCTS/SUPPLIES--4.04%
Abbott Laboratories              43,400      2,102,187
Allergan, Incorporated           19,300      1,868,481
Beckman Coulter,
 Incorporated                    37,200      1,560,075
Johnson & Johnson                13,200      1,386,825
                                          ------------
                                             6,917,568
METALS & MINING--1.03%
Phelps Dodge Corporation         31,500      1,758,094

NATURAL GAS--2.38%
Enron Corporation                49,000      4,073,125

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

COMMON STOCK                   SHARES        VALUE
OIL INTERNATIONAL--8.39%
BP Amoco PLC ADR                 47,110   $  2,255,391
Chevron Corporation              30,000      2,533,125
Exxon Mobil Corporation          40,000      3,477,500
Royal Dutch Petroleum
 Company ADR                     51,700      3,131,081
Texaco, Incorporated             48,000      2,982,000
                                          ------------
                                            14,379,097
OIL SERVICES--0.93%
Schlumberger Limited             20,000      1,598,750

PAPER/FOREST PRODUCTS--0.68%
Glatfelter (P.H.) Company        94,000      1,170,300

REAL ESTATE/REITS--4.49%
CenterPoint Properties
 Corporation                     63,000      2,976,750
Crescent Real Estate
 Equities Company                65,000      1,446,250
Hospitality Properties
 Trust                           50,000      1,131,250
Liberty Trust Properties         75,000      2,142,188
                                          ------------
                                             7,696,438
RETAIL-SPECIALTY--0.34%
Lowe's Companies,
 Incorporated                    13,000        578,500

SEMICONDUCTORS--1.08%
Intel Corporation                61,200      1,851,300

SPECIALTY PRINTING/SERVICES--1.67%
Banta Corporation                63,000      1,601,460
Deluxe Corporation               50,000      1,263,500
                                          ------------
                                             2,864,960
TELECOM-LONG DISTANCE--2.01%
A T & T Corporation              41,400        716,738
Qwest Communications
 International
 Incorporated*                   66,466      2,725,106
                                          ------------
                                             3,441,844
TELEPHONE-UTILITY--3.18%
Alltel Corporation               38,250      2,388,234
Verizon Communications           61,000      3,057,625
                                          ------------
                                             5,445,859
TOBACCO--5.53%
Philip Morris Companies
 Incorporated                    87,600      3,854,400
R.J. Reynolds Tobacco
 Holdings, Incorporated          77,749      3,790,264
UST, Incorporated                65,000      1,824,063
                                          ------------
                                             9,468,727

COMMON STOCK                   SHARES        VALUE
TRUCKING & SHIPPING--0.60%
USFreightways Corporation        34,000   $  1,022,655
                                          ------------
             TOTAL COMMON STOCK--96.78%
                    (Cost $118,213,929)    165,796,559
                                          ------------
                                FACE
COMMERCIAL PAPER               AMOUNT

CONSTRUCTION--1.07%
Centex Corporation, 7.90%,
 01/08/01                    $1,836,000      1,833,173

FINANCIAL SERVICES--1.34%
Houston Industries
 FinanceCo L.P., 8.10%,
 01/04/01                     1,995,000      1,993,649
Houston Industries
 FinanceCo L.P., 8.30%,
 01/16/01                       308,000        306,934
                                          ------------
                                             2,300,583
NATURAL GAS--0.75%
Sierra Pacific Power
 Company, 8.00%, 01/02/01     1,278,000      1,277,715
                                          ------------
          TOTAL COMMERCIAL PAPER--3.16%
                      (Cost $5,411,471)      5,411,471
                                          ------------
              TOTAL INVESTMENTS--99.94%
                    (Cost $123,625,400)    171,208,030
            CASH AND OTHER ASSETS, LESS
                     LIABILITIES--0.06%        105,493
                                          ------------
                    NET ASSETS--100.00%   $171,313,523
                                          ============
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2000
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

ASSETS
Investments in securities, at value                           $171,208,030
Cash                                                                 7,703
Prepaid Expenses                                                    39,298
Receivable for:
  Capital stock sold                                                28,923
  Dividends                                                        308,655
Other assets                                                        62,725
                                                              ------------
                                                TOTAL ASSETS   171,655,334
                                                              ------------
LIABILITIES
Capital stock reacquired                                           191,806
Accrued:
  Investment advisory fee                                           99,811
  Service fee                                                       32,787
Other liabilities                                                   17,407
                                                              ------------
                                           TOTAL LIABILITIES       341,811
                                                              ------------
               NET ASSETS (applicable to shares outstanding)  $171,313,523
                                                              ============
NET ASSETS:
Class A                                                       $  5,670,908
--------------------------------------------------------------------------
Class B                                                       $  5,323,901
--------------------------------------------------------------------------
Class T                                                       $160,318,714
--------------------------------------------------------------------------
  TOTAL NET ASSETS:                                           $171,313,523
                                                              ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   200,000,000
  Outstanding                                                      225,137
--------------------------------------------------------------------------
Class B:
Authorized                                                     200,000,000
  Outstanding                                                      215,666
--------------------------------------------------------------------------
Class T:
  Authorized                                                     50,000,00
  Outstanding                                                    6,223,588
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $      25.19
  Offering price per share: (Net Assets value of
   $25.19/95.00%)                                             $      26.52
--------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $      24.69
--------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $      25.76
  Offering price per share: (Net Assets value of
   $25.76/94.25%)                                             $      27.33
--------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2000
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

INVESTMENT INCOME
Dividends                                                     $ 4,045,522
Interest                                                          878,518
                                                              -----------
                                     TOTAL INVESTMENT INCOME    4,924,040
EXPENSES
Investment advisory fees                                        1,236,801
Service fees                                                      405,984
Professional fees                                                  18,401
Custodian and transactions fees                                    71,201
Directors' fees                                                    23,403
Qualification fees                                                 38,823
Shareholder reporting expenses                                     48,380
Insurance expenses                                                 39,858
Distribution fees                                                  51,564
                                                              -----------
                                                NET EXPENSES    1,934,415
                                                              -----------
INVESTMENT INCOME--NET                                          2,989,625
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                              3,180,858
  Change in unrealized appreciation of investments for the
   year                                                         8,015,248
                                                              -----------
NET GAIN ON INVESTMENTS                                        11,196,106
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $14,185,731
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                   2000            1999
                                                              --------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $  2,989,625    $  4,162,424
  Net realized gain on investments                                3,180,858      14,349,426
  Change in unrealized appreciation (depreciation)                8,015,248     (21,207,921)
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
   operations                                                    14,185,731      (2,696,071)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                         (84,347)        (78,842)
    Class B                                                         (57,016)        (70,041)
    Class C                                                              --          (3,669)
    Class T                                                      (2,957,638)     (3,930,511)
  Capital gains
    Class A                                                        (280,726)       (275,259)
    Class B                                                        (262,678)       (286,638)
    Class C                                                              --         (17,868)
    Class T                                                      (7,781,154)    (12,377,832)
                                                               ------------    ------------
    Total distributions to shareholders                         (11,423,559)    (17,040,660)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                         464,685       5,364,444
    Class B                                                         919,027       4,939,043
    Class C                                                              --         313,991
    Class T                                                     (30,241,097)    (12,451,982)
                                                               ------------    ------------
    Total net capital share transactions                        (28,857,385)     (1,834,504)
                                                               ------------    ------------
TOTAL DECREASE                                                  (26,095,213)    (21,571,235)
NET ASSETS
  Beginning of year                                             197,408,736     218,979,971
                                                               ------------    ------------
  End of year                                                  $171,313,523    $197,408,736
                                                               ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

SM&R EQUITY INCOME FUND

                                                                                  CLASS T SHARES
                                                   -----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                       2000            1999            1998            1997            1996
                                                   -------------   -------------   -------------   -------------   -------------
      Net Asset Value, Beginning of Year           $  25.30        $  28.02        $  26.99        $  25.05        $  22.59
      Investment income--net                           0.46            0.54            0.62            0.63            0.58
      Net realized and unrealized gain (loss) on
       investments                                     1.54           (0.96)           2.50            4.96            3.10
                                                   --------        --------        --------        --------        --------
                 Total from Investment Operations      2.00           (0.42)           3.12            5.59            3.68
      Less distributions from
        Investment income--net                        (0.46)          (0.54)          (0.62)          (0.64)          (0.58)
        Capital gains                                 (1.08)          (1.76)          (1.47)          (3.01)          (0.64)
                                                   --------        --------        --------        --------        --------
                              Total Distributions     (1.54)          (2.30)          (2.09)          (3.65)          (1.22)
                                                   --------        --------        --------        --------        --------
      Net Asset Value, End of Year                 $  25.76        $  25.30        $  28.02        $  26.99        $  25.05
                                                   ========        ========        ========        ========        ========
                                   Total Return *      8.99 %         (1.39)%         12.11 %         22.72 %         16.46 %
                                                   ========        ========        ========        ========        ========
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)      $160,319        $187,988        $218,980        $198,687        $165,786
      Ratio of expenses to average net assets          1.05 %          1.05 %          1.01 %          1.05 %          1.10 %
      Ratio of net investment income to average
       net assets                                      1.73 %          1.94 %          2.22 %          2.28 %          2.42 %
      Portfolio turnover rate                         22.05 %          9.81 %         19.29 %         39.14 %         27.07 %

                                                                     CLASS A SHARES                     CLASS B SHARES
                                                            --------------------------------   --------------------------------
                                                                              PERIOD FROM                        PERIOD FROM
                                                                            JANUARY 1, 1999                    JANUARY 1, 1999
                                                             YEAR ENDED            TO           YEAR ENDED            TO
                                                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                            -------------   ----------------   -------------   ----------------
                                                                2000              1999             2000              1999
                                                            -------------   ----------------   -------------   ----------------
      Net Asset Value, Beginning of Year                     $24.79           $28.02            $24.38           $28.02
      Investment income--net                                   0.36             0.58              0.23             0.47
      Net realized and unrealized gain (loss) on
       investments                                             1.50            (1.47)             1.45            (1.88)
                                                             ------           ------            ------           ------
                          Total from Investment Operations     1.86            (0.89)             1.68            (1.41)
      Less distributions from
        Investment income--net                                (0.38)           (0.58)            (0.29)           (0.47)
        Capital gains                                         (1.08)           (1.76)            (1.08)           (1.76)
                                                             ------           ------            ------           ------
                                       Total Distributions    (1.46)           (2.34)            (1.37)           (2.23)
                                                             ------           ------            ------           ------
      Net Asset Value, End of Year                           $25.19           $24.79            $24.69           $24.38
                                                             ======           ======            ======           ======
                                            Total Return *     8.61 %          (3.01)%            7.95 %          (4.86)%
                                                             ======           ======            ======           ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)                $5,671           $4,802            $5,324           $4,343
      Ratio of expenses to average net assets                  1.49 %           1.51 %            1.99 %           2.01 %
      Ratio of net investment income to average net assets     1.32 %           1.53 %            0.74 %           1.03 %
      Portfolio turnover rate                                 22.05 %           9.81 %           22.05 %           9.81 %

*   Does not include the effect of sales charge.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R BALANCED FUND

COMMON STOCK                    SHARES        VALUE
AEROSPACE/DEFENSE--0.79%
Boeing Company                     2,200   $   145,200
Goodrich (B.F.) Company            3,136       114,072
                                           -----------
                                               259,272
AUTO & TRUCK MANUFACTURERS--0.88%
Ford Motor Company                 5,768       135,188
General Motors Corporation         3,000       152,812
                                           -----------
                                               288,000
BANKS--3.24%
Bank of America Corporation        5,000       229,375
Comerica, Incorporated             3,750       222,656
PNC Financial Services Group       3,200       233,800
U.S. Bancorp                       5,300       154,694
Wells Fargo Company                4,000       222,750
                                           -----------
                                             1,063,275
BEVERAGES--0.83%
Anheuser-Busch Companies,
 Incorporated                      6,000       273,000

BIO/SPECIALTY PHARMACEUTICALS--0.25%
Amgen Incorporated*                1,300        83,119

CHEMICALS--0.63%
Hercules, Incorporated             2,800        53,375
Praxair, Incorporated              3,500       155,313
                                           -----------
                                               208,688
COMMUNICATION EQUIPMENT--0.59%
Nortel Networks Corporation        6,000       192,375
COMPUTER RELATED--4.80%
Cisco Systems, Incorporated*      12,000       459,000
EMC Corporation*                   9,500       631,750
Sun Microsystems,
 Incorporated*                    17,400       485,025
                                           -----------
                                             1,575,775
COMPUTER SOFTWARE/SERVICES--2.15%
Microsoft Corporation*             6,700       291,450
VERITAS Software
 Corporation*                      4,750       415,625
                                           -----------
                                               707,075
COSMETICS & TOILETRIES--1.41%
Procter & Gamble Company           5,900       462,781

DRUGS--4.87%
Bristol-Myers Squibb Company       3,500       258,781
Merck & Company,
 Incorporated                      3,100       290,237
Pfizer, Incorporated              11,175       514,050
Schering-Plough Corporation        5,100       289,425
Watson Pharmaceuticals,
 Incorporated*                     4,800       245,700
                                           -----------
                                             1,598,193

COMMON STOCK                    SHARES        VALUE
ELECTRIC POWER--0.78%
Allegheny Energy,
 Incorporated                      2,100   $   101,194
DTE Energy Company                 4,000       155,750
                                           -----------
                                               256,944
ELECTRICAL EQUIPMENT--2.37%
General Electric Company          16,200       776,588

EXPLORATION/DRILLING--1.52%
Anadarko Petroleum
 Corporation                       3,818       271,383
Global Marine, Incorporated*       2,800        79,450
Kerr-McGee Corporation             1,200        80,325
Tidewater, Incorporated            1,500        66,562
                                           -----------
                                               497,720
FINANCIAL SERVICES--4.32%
American General Corporation       1,800       146,700
Citigroup, Incorporated           14,000       714,875
Countrywide Credit
 Industries, Incorporated          6,000       301,500
Morgan Stanley, Dean Witter,
 Discover and Company              3,200       253,600
                                           -----------
                                             1,416,675
FOOD PRODUCERS--1.47%
IBP, Incorporated                  5,500       147,125
Sensient Technologies
 Corporation                       8,000       182,000
Smithfield Foods,
 Incorporated*                     5,000       152,000
                                           -----------
                                               481,125
FOOD RETAILERS--1.64%
Albertson's, Incorporated          3,100        82,150
Safeway, Incorporated*             7,300       456,250
                                           -----------
                                               538,400
HOMEBUILDING/SUPPLIES--0.25%
Centex Corporation                 2,200        82,638

INSURANCE COMPANIES--1.38%
CIGNA Corporation                  3,000       396,900
Conseco, Incorporated              4,200        55,387
                                           -----------
                                               452,287
LEISURE TIME/GAMING--0.25%
Brunswick Corporation              5,000        82,188
MANUFACTURING-DIVERSIFIED--1.29%
Minnesota Mining and
 Manufacturing Company               900       108,450
Tyco International LTD             5,700       316,350
                                           -----------
                                               424,800

MEDICAL PRODUCTS/SUPPLIES--1.76%
Allergan, Incorporated             1,800       174,262
Beckman Coulter,
 Incorporated                      3,400       142,588
Johnson & Johnson                  2,500       262,656
                                           -----------
                                               579,506

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

COMMON STOCK                    SHARES        VALUE
NATURAL GAS--2.03%
Enron Corporation                  8,000   $   665,000

OIL INTERNATIONAL--3.33%
BP Amoco PLC ADR                   5,292       253,354
Chevron Corporation                4,400       371,525
Royal Dutch Petroleum
 Company ADR                       7,700       466,331
                                           -----------
                                             1,091,210
RETAIL-GENERAL--0.32%
Federated Department Stores,
 Incorporated*                     3,000       105,000

RETAIL-SPECIALTY--0.36%
Lowe's Companies,
 Incorporated                      1,500        66,750
Toys 'R' Us, Incorporated*         3,000        50,063
                                           -----------
                                               116,813
SEMICONDUCTORS--1.03%
Intel Corporation                 11,200       338,800

SPECIALTY PRINTING/SERVICES--0.43%
Banta Corporation                  5,500       139,810

TELECOM-LONG DISTANCE--2.10%
A T & T Corporation               12,554       217,341
Qwest Communications
 International Incorporated*       9,238       378,758
WorldCom, Incorporated*            6,600        92,400
                                           -----------
                                               688,499
TELEPHONE--1.58%
Alltel Corporation                 4,400       274,725
Verizon Communications             4,880       244,610
                                           -----------
                                               519,335
TRUCKING & SHIPPING--0.25%
USFreightways Corporation          2,700        81,211
                                           -----------
              TOTAL COMMON STOCK--48.90%
                       (Cost $9,664,638)    16,046,102
                                           -----------
                                 FACE
BONDS AND NOTES                 AMOUNT
AUTO & TRUCK MANUFACTURERS--1.47%
DaimlerChrysler North
 America, 7.20%, 09/01/09     $  500,000       481,570
AUTO PARTS MANUFACTURERS--2.65%
Cooper Tire & Rubber
 Company, 7.75%, 12/15/09      1,000,000       869,344
                                 FACE
BONDS AND NOTES                 AMOUNT        VALUE
BANKS--2.89%
Morgan (J.P.) & Company,
 Incorporated, 6.00%,
 01/15/09                     $  500,000   $   465,833
Royal Bank of Scotland,
 yankee bond, 6.40%,
 04/01/09                        500,000       483,116
                                           -----------
                                               948,949
ELECTRONICS--1.93%
Koninklijke Philips
 Electronics, yankee bond,
 8.375%, 09/15/06                600,000       634,919

GOVERNMENT AGENCIES--5.85%
Federal Home Loan Mortgage
 Corporation, 7.00%,
 09/15/07                      1,000,000     1,013,350
Federal Home Loan Mortgage
 Corporation, Pool #298759,
 8.00%, 08/01/17                  75,060        76,680
Federal Home Loan Mortgage
 Corporation, Pool #284839,
 8.50%, 01/01/17                  21,616        22,212
Federal National Mortgage
 Association, 7.55%,
 04/22/02                        685,000       701,058
Federal National Mortgage
 Association, Pool #041669,
 8.00%, 02/01/17                  16,554        17,112
Federal National Mortgage
 Association, Pool #48974,
 8.00%, 06/01/17                  88,417        91,359
                                           -----------
                                             1,921,771
INSURANCE COMPANIES--1.59%
The Mony Group Incorporated,
 8.35%, 03/15/10                 500,000       520,445

REAL ESTATE/REITS--1.52%
Weingarten Realty Investors,
 7.35%, 07/20/09                 500,000       500,365

U S TREASURY SECURITIES--10.66%
U S Treasury Bond, 6.000%,
 02/15/26                      2,350,000     2,476,085
U S Treasury Note, 5.875%,
 02/15/04                      1,000,000     1,020,467
                                           -----------
                                             3,496,552
                                           -----------
           TOTAL BONDS AND NOTES--28.56%
                       (Cost $8,905,643)     9,373,915
                                           -----------

SCHEDULE OF INVESTMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

COAL, GAS & PIPE--2.73%
                                 FACE
COMMERCIAL PAPER                AMOUNT        VALUE
LOCAP Incorporated, 7.20%,
 01/30/01                     $  901,000   $   895,769

CONSTRUCTION--3.83%
Centex Corporation, 7.90%,
 01/08/01                      1,259,000     1,257,061

ENERGY-MISCELLANEOUS--3.04%
Atmos Energy Corporation,
 8.15%, 01/12/01               1,000,000       997,506

FINANCIAL SERVICES--3.28%
Houston Industries FinanceCo
 L.P., 8.10%, 01/04/01           736,000       735,502
Houston Industries FinanceCo
 L.P., 8.25%, 01/09/01           342,000       341,371
                                           -----------
                                             1,076,873
NATURAL GAS--4.08%
Sierra Pacific Power
 Company, 8.00%, 01/02/01      1,338,000     1,337,702

PAPER/FOREST PRODUCT--2.50%
Potlatch Corporation, 8.25%,
 01/18/01                        824,000       820,786

RETAIL-SPECIALTY--2.73%
The Limited Incorporated,
 7.25%, 01/03/01                 896,000       895,639
                                           -----------
          TOTAL COMMERCIAL PAPER--22.19%
                       (Cost $7,281,336)     7,281,336
                                           -----------
               TOTAL INVESTMENTS--99.65%
                      (Cost $25,851,617)    32,701,353
             CASH AND OTHER ASSETS, LESS
                      LIABILITIES--0.35%       114,656
                                           -----------
                     NET ASSETS--100.00%   $32,816,009
                                           ===========
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2000
--------------------------------------------------------------------------------
SM&R BALANCED FUND

ASSETS
Investments in securities, at value                           $32,701,353
Prepaid Expenses                                                   17,092
Receivable for:
  Capital stock sold                                                9,127
  Dividends                                                        12,122
  Interest                                                        167,736
  Expense reimbursement                                            11,291
Other assets                                                       15,067
                                                              -----------
                                                TOTAL ASSETS   32,933,788
                                                              -----------
LIABILITIES
Capital stock reacquired                                           62,677
Accrued:
  Investment advisory fee                                          20,897
  Service fee                                                       6,966
Other liabilities                                                  27,239
                                                              -----------
                                           TOTAL LIABILITIES      117,779
                                                              -----------
               NET ASSETS (applicable to shares outstanding)  $32,816,009
                                                              ===========
NET ASSETS:
Class A                                                       $ 2,512,254
-------------------------------------------------------------------------
Class B                                                       $ 2,081,009
-------------------------------------------------------------------------
Class T                                                       $28,222,746
-------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $32,816,009
                                                              ===========
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                  200,000,000
  Outstanding                                                     132,718
-------------------------------------------------------------------------
Class B:
  Authorized                                                  200,000,000
  Outstanding                                                     108,049
-------------------------------------------------------------------------
Class T:
  Authorized                                                   50,000,000
  Outstanding                                                   1,455,114
-------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $     18.93
  Offering price per share: (Net Assets value of
   $18.93/95.00%)                                             $     19.93
-------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $     19.26
-------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $     19.40
  Offering price per share: (Net Assets value of
   $19.40/94.25%)                                             $     20.58
-------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2000
--------------------------------------------------------------------------------
SM&R BALANCED FUND

INVESTMENT INCOME
Dividends                                                     $   218,249
Interest                                                        1,084,750
                                                              -----------
                                     TOTAL INVESTMENT INCOME    1,302,999
EXPENSES
Investment advisory fees                                          251,627
Service fees                                                       83,876
Professional fees                                                  11,999
Custodian and transactions fees                                    30,368
Directors' fees                                                    23,403
Qualification fees                                                 31,076
Shareholder reporting expenses                                     17,268
Insurance expenses                                                  8,127
Distribution fees                                                  18,104
                                                              -----------
                                              TOTAL EXPENSES      475,848
                                    LESS EXPENSES REIMBURSED      (38,424)
                                                              -----------
                                                NET EXPENSES      437,424
                                                              -----------
INVESTMENT INCOME--NET                                            865,575
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                              1,596,967
  Change in unrealized depreciation of investments for the
   year                                                        (1,321,450)
                                                              -----------
NET GAIN ON INVESTMENTS                                           275,517
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 1,141,092
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                   2000           1999
                                                              --------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $   865,575     $   636,619
  Net realized gain on investments                               1,596,967       1,497,455
  Change in unrealized appreciation (depreciation)              (1,321,450)      1,358,236
                                                               -----------     -----------
  Net increase in net assets resulting from operations           1,141,092       3,492,310
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                        (62,737)        (33,803)
    Class B                                                        (43,020)        (17,701)
    Class C                                                             --             (82)
    Class T                                                       (762,225)       (597,705)
  Capital gains
    Class A                                                       (175,166)        (65,054)
    Class B                                                       (143,682)        (39,133)
    Class C                                                             --            (200)
    Class T                                                     (2,013,823)     (1,121,320)
                                                               -----------     -----------
    Total distributions to shareholders                         (3,200,653)     (1,874,998)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                        907,396       1,735,203
    Class B                                                      1,124,377       1,087,152
    Class C                                                             --           8,444
    Class T                                                       (205,802)       (765,616)
                                                               -----------     -----------
    Total net capital share transactions                         1,825,971       2,065,183
                                                               -----------     -----------
TOTAL INCREASE (DECREASE)                                         (233,590)      3,682,495
NET ASSETS
  Beginning of year                                             33,049,599      29,367,104
                                                               -----------     -----------
  End of year                                                  $32,816,009     $33,049,599
                                                               ===========     ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

SM&R BALANCED FUND

                                                                                     CLASS T SHARES
                                                        ------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
                                                        ------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year                $ 20.67        $ 19.63        $ 18.32        $ 17.90        $ 16.85
      Investment income--net                               0.56           0.42           0.48           0.57           0.49
      Net realized and unrealized gain on investments      0.01           1.84           1.96           2.50           1.48
                                                        -------        -------        -------        -------        -------
                      Total from Investment Operations     0.57           2.26           2.44           3.07           1.97
      Less distributions from
        Investment income--net                            (0.55)         (0.42)         (0.47)         (0.59)         (0.49)
        Capital gains                                     (1.29)         (0.80)         (0.66)         (2.06)         (0.43)
                                                        -------        -------        -------        -------        -------
                                   Total Distributions    (1.84)         (1.22)         (1.13)         (2.65)         (0.92)
                                                        -------        -------        -------        -------        -------
      Net Asset Value, End of Year                      $ 19.40        $ 20.67        $ 19.63        $ 18.32        $ 17.90
                                                        =======        =======        =======        =======        =======
                                        Total Return *     3.64 %        11.87 %        13.83 %        17.46 %        11.86 %
                                                        =======        =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)           $28,223        $30,146        $29,367        $25,838        $23,188
      Ratio of expenses with reimbursement to average
       net assets                                          1.25 %         1.25 %         1.25 %         1.26 %         1.21 %
      Ratio of expenses without reimbursement to
       average net assets                                  1.34 %         1.41 %         1.37 %         1.36 %         1.34 %
      Ratio of net investment income to average net
       assets                                              2.63 %         2.15 %         2.55 %         3.02 %         2.83 %
      Portfolio turnover rate                             13.17 %        18.01 %        16.01 %        27.52 %        23.78 %

                                                                     CLASS A SHARES                     CLASS B SHARES
                                                            --------------------------------   --------------------------------
                                                                              PERIOD FROM                        PERIOD FROM
                                                                            JANUARY 1, 1999                    JANUARY 1, 1999
                                                             YEAR ENDED            TO           YEAR ENDED            TO
                                                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                            -------------   ----------------   -------------   ----------------
                                                                2000              1999             2000              1999
                                                            -------------   ----------------   -------------   ----------------
      Net Asset Value, Beginning of Year                     $20.30           $19.63            $20.64           $19.63
      Investment income--net                                   0.37             0.47              0.35             0.40
      Net realized and unrealized gain (loss) on
       investments                                            (0.06)            1.47             (0.08)            1.81
                                                             ------           ------            ------           ------
                          Total from Investment Operations     0.31             1.94              0.27             2.21
      Less distributions from
        Investment income--net                                (0.39)           (0.47)            (0.36)           (0.40)
        Capital gains                                         (1.29)           (0.80)            (1.29)           (0.80)
                                                             ------           ------            ------           ------
                                       Total Distributions    (1.68)           (1.27)            (1.65)           (1.20)
                                                             ------           ------            ------           ------
      Net Asset Value, End of Year                           $18.93           $20.30            $19.26           $20.64
                                                             ======           ======            ======           ======
                                            Total Return *     3.35 %          10.13 %            2.79 %          11.52 %
                                                             ======           ======            ======           ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)                $2,512           $1,777            $2,081           $1,119
      Ratio of expenses with reimbursement to average net
       assets                                                  1.50 %           1.51 %            2.00 %           2.01 %
      Ratio of expenses without reimbursement to average
       net assets                                              1.92 %           1.51 %            2.23 %           2.01 %
      Ratio of net investment income to average net assets     2.40 %           1.87 %            1.89 %           1.36 %
      Portfolio turnover rate                                 13.17 %          18.01 %           13.17 %          18.01 %

*   Does not include the effect of sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2000
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The SM&R Equity Funds (the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds are comprised of the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc. Operations commenced January 31, 1969 for the SM&R Growth Fund, May 1, 1970 for the SM&R Equity Income Fund and November 20, 1987 for the SM&R Balanced Fund for performance and tracking information.

As of January 1, 2001, the SM&R Equity Funds were converted into newly established series of SM&R Investments, Inc. Such new series are "clones" of and successors to the SM&R Equity Funds. SM&R Investments, Inc.'s year end is August 31, therefore the fiscal year end for the newly established series will be August 31.

The Funds have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each had a single class of shares, and are offering three new classes as of January 1, 1999. The existing shares are the Class T shares, and the newly offered classes are: the Class A shares subject to an initial sales charge of up to 5.00% and a distribution and shareholder servicing plan ("12b-1 Plan"); the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan; and the Class C shares subject to an initial sales charge of 1.00%, a contingent deferred sales charge, and a 12b-1 Plan (see Note 4).

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:

For federal income tax purposes, each fund is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge. The Funds repurchase shares at net asset value. Dividends and other distributions are recorded by the Funds on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Distribution, qualification fees or other fees directly attributable to the funds' class of shares are charged to that funds class operations. All other operating expenses not directly attributable to a Funds' operations are prorated among the Funds based on the relative amount of each Funds' net assets or shareholders, and then allocated among the classes of that fund.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES:

Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                               INVESTMENT    SERVICE
NET ASSETS                                                    ADVISORY FEE     FEE
Not exceeding $100,000,000                                       0.750%       0.250%
Exceeding $100,000,000 but not exceeding $200,000,000            0.625%       0.200%
Exceeding $200,000,000 but not exceeding $300,000,000            0.500%       0.150%
Exceeding $300,000,000                                           0.400%       0.100%

The investment advisory agreement for the Growth Fund provides for incentive fees that will increase or decrease the basic investment advisory fee, based on the performance of the fund in relation to a specified industry index for the funds with similar objectives over a rolling 36-month period. For the year ended December 31, 2000, the investment advisory fee was decreased by approximately $449,572.

SM&R has agreed to reimburse the Funds for regular operating expenses, other than taxes, interest, and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Funds have adopted a 12b-1 Plan, with respect to the Funds' Class A shares, Class B shares and Class C shares (the "Class A Plan", the "Class B Plan" and the "Class C Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Funds pay compensation for Class A shares at 0.25% per annum of the average daily net assets, for Class B shares at 0.50% per annum of the average daily net assets and for Class C shares at 0.75% per annum of the average daily net assets.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED
The Class B and Class C Plans also permit a shareholder servicing fee of 0.25% per annum of the average daily net assets to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Funds. For the year ended December 31, 2000, the Growth Fund, Equity Income Fund and Balanced Fund paid $36,782, $51,564 and $18,104, respectively as compensation under the Plans.

SALES CHARGES:

During the year ended December 31, 2000, SM&R, as principal underwriter, received as sales charges on sale of shares of capital stock of the Funds and made reallowances to dealers as follows:

                                                    SALES                SALES
                                                   CHARGES              CHARGES
                                               RECEIVED BY SM&R   REALLOWED TO DEALERS
Growth                                             $304,063              $2,231
Equity Income                                      $204,435              $2,843
Balanced                                           $ 40,961              $  297

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of December 31, 2000, SM&R and American National had the following ownership in the Funds:

                                   SM&R                     AMERICAN NATIONAL
                       ----------------------------   -----------------------------
                                  PERCENT OF SHARES               PERCENT OF SHARES
                        SHARES       OUTSTANDING       SHARES        OUTSTANDING
Growth                 223,056          0.61%         2,088,736         5.71%
Equity Income           19,513          0.29%                --            --
Balanced               139,020          8.20%           289,489        17.07%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper and short-term bonds and notes, were as follows:

                                           PURCHASES       SALES
Growth                                    $41,940,101   $47,144,764
Equity Income                             $38,632,941   $35,725,222
Balanced                                  $ 3,660,645   $ 3,671,216

Gross unrealized appreciation and depreciation as of December 31, 2000, were as follows:

                                         APPRECIATION   DEPRECIATION
Growth                                   $ 80,765,792   $14,116,715
Equity Income                            $ 62,956,382   $15,373,752
Balanced                                 $  7,876,325   $ 1,026,589

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK
SM&R GROWTH FUND

                                                                     YEAR ENDED                       YEAR ENDED
                                                                  DECEMBER 31, 2000                DECEMBER 31, 1999
                                                              -------------------------        -------------------------
                                                                SHARES        AMOUNT             SHARES        AMOUNT
                                                              ----------   ------------        ----------   ------------
  Sale of capital shares:
    Class T                                                    2,302,976   $ 15,090,476         2,035,769   $ 12,211,276
    Class A                                                      720,991      4,735,414           588,609      3,552,451
    Class B                                                      386,530      2,489,130           231,719      1,382,526
    Class C                                                       23,311        161,542            26,871        160,112
                                                              ----------   ------------        ----------   ------------
    Total sale of capital shares                               3,433,808     22,476,562         2,882,968     17,306,365
  Investment income dividends reinvested:
    Class T                                                      165,407      1,015,265           135,539        838,061
    Class A                                                        1,593         10,364               737          4,653
    Class B                                                           --             --                --             --
    Class C                                                           --             --                --             --
                                                              ----------   ------------        ----------   ------------
    Total investment income dividends reinvested                 167,000      1,025,629           136,276        842,714
  Distributions from net realized gains reinvested:
    Class T                                                    3,190,718     17,722,589         1,351,172      8,566,392
    Class A                                                      113,921        625,892            21,368        134,830
    Class B                                                       57,482        311,353             9,225         57,657
    Class C                                                          197          1,341               762          4,941
                                                              ----------   ------------        ----------   ------------
    Total distributions from net realized gains                3,362,318     18,661,175         1,382,527      8,763,820
  Redemptions of capital shares outstanding:
    Class T                                                   (4,978,161)   (32,596,526)       (5,230,280)   (31,395,182)
    Class A                                                     (162,745)    (1,059,484)          (49,491)      (303,471)
    Class B                                                      (57,871)      (371,717)           (8,708)       (52,017)
    Class C                                                      (42,856)      (289,548)           (8,285)       (49,963)
                                                              ----------   ------------        ----------   ------------
    Total redemptions of capital shares outstanding           (5,241,633)   (34,317,275)       (5,296,764)   (31,800,633)
                                                              ----------   ------------        ----------   ------------
  Net increase (decrease) in capital shares outstanding        1,721,493   $  7,846,091          (894,993)  $ (4,887,734)
                                                                           ============                     ============
  Shares outstanding at beginning of year                     34,827,670                       35,722,663
                                                              ----------                       ----------
  Shares outstanding at end of year                           36,549,163                       34,827,670
                                                              ==========                       ==========
  Net assets as of December 31, 2000, are comprised of the following:
  Capital (par value and additional paid-in)                               $140,619,383
  Accumulated net realized loss on investments                               (2,880,523)
  Net unrealized appreciation of investments                                 66,649,077
                                                                           ------------
  Net Assets                                                               $204,387,937
                                                                           ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK--CONTINUED
SM&R EQUITY INCOME FUND

                                                                     YEAR ENDED                       YEAR ENDED
                                                                  DECEMBER 31, 2000                DECEMBER 31, 1999
                                                              -------------------------        -------------------------
                                                                SHARES        AMOUNT             SHARES        AMOUNT
                                                              ----------   ------------        ----------   ------------
  Sales of capital shares:
    Class T                                                      221,120   $  5,547,777           397,021   $ 11,261,285
    Class A                                                       72,980      1,785,557           191,346      5,356,418
    Class B                                                       58,921      1,433,482           171,923      4,819,232
    Class C                                                          140          3,502            10,458        300,119
                                                              ----------   ------------        ----------   ------------
    Total sale of capital shares                                 353,161      8,770,318           770,748     21,737,054
  Investment income dividends reinvested:
    Class T                                                      111,669      2,841,313           138,309      3,781,416
    Class A                                                        3,298         82,186             3,176         78,839
    Class B                                                        2,266         55,603             2,803         68,163
    Class C                                                           27            674               147          3,669
                                                              ----------   ------------        ----------   ------------
    Total investment income dividends reinvested                 117,260      2,979,776           144,435      3,932,087
  Distributions from net realized gains reinvested:
    Class T                                                      300,113      7,517,340           486,492     11,987,183
    Class A                                                       11,187        274,009            11,388        275,259
    Class B                                                       10,925        262,379            12,064        286,638
    Class C                                                           44          1,121               737         17,868
                                                              ----------   ------------        ----------   ------------
    Total distributions from net realized gains                  322,269      8,054,849           510,681     12,566,948
  Redemptions of capital shares outstanding:
    Class T                                                   (1,838,694)   (46,147,527)       (1,406,392)   (39,481,866)
    Class A                                                      (56,042)    (1,397,518)          (12,196)      (346,072)
    Class B                                                      (34,548)      (832,437)           (8,688)      (234,990)
    Class C                                                      (11,276)      (284,846)             (277)        (7,665)
                                                              ----------   ------------        ----------   ------------
    Total redemptions of capital shares outstanding           (1,940,560)   (48,662,328)       (1,427,553)   (40,070,593)
                                                              ----------   ------------        ----------   ------------
  Net decrease in capital shares outstanding                  (1,147,870)  $(28,857,385)           (1,689)  $ (1,834,504)
                                                                           ============                     ============
  Shares outstanding at beginning of year                      7,812,261                        7,813,950
                                                              ----------                       ----------
  Shares outstanding at end of year                            6,664,391                        7,812,261
                                                              ==========                       ==========
  Net assets as of December 31, 2000, are comprised of the following:
  Capital (par value and additional paid-in)                               $127,421,555
  Accumulated net realized loss on investments                               (3,690,662)
  Net unrealized appreciation of investments                                 47,582,630
                                                                           ------------
  Net Assets                                                               $171,313,523
                                                                           ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK--CONTINUED
SM&R BALANCED FUND

                                                                    YEAR ENDED                     YEAR ENDED
                                                                 DECEMBER 31, 2000              DECEMBER 31, 1999
                                                              -----------------------        -----------------------
                                                               SHARES       AMOUNT            SHARES       AMOUNT
                                                              ---------   -----------        ---------   -----------
  Sales of capital shares:
    Class T                                                      92,408   $ 1,938,037           82,302   $ 1,632,418
    Class A                                                      42,494       876,307           85,863     1,702,510
    Class B                                                      52,329     1,106,854           51,561     1,034,545
    Class C                                                          50           986              406         8,177
                                                              ---------   -----------        ---------   -----------
    Total sale of capital shares                                187,281     3,922,184          220,132     4,377,650
  Investment income dividends reinvested:
    Class T                                                      34,480       715,650           29,462       581,088
    Class A                                                       3,115        62,604            1,721        33,823
    Class B                                                       2,053        42,314              886        17,701
    Class C                                                           5           117                4            82
                                                              ---------   -----------        ---------   -----------
    Total investment income dividends reinvested                 39,653       820,685           32,073       632,694
  Distributions from net realized gains reinvested:
    Class T                                                      92,517     1,792,249           55,122     1,104,641
    Class A                                                       9,279       175,016            3,303        65,034
    Class B                                                       7,345       140,981            1,954        39,133
    Class C                                                           4            78               10           200
                                                              ---------   -----------        ---------   -----------
    Total distributions from net realized gains reinvested      109,145     2,108,324           60,389     1,209,008
  Redemptions of capital shares outstanding:
    Class T                                                    (222,892)   (4,651,738)        (204,696)   (4,083,763)
    Class A                                                      (9,681)     (197,693)          (3,376)      (66,164)
    Class B                                                      (7,871)     (165,772)            (208)       (4,227)
    Class C                                                        (478)      (10,019)              (1)          (15)
                                                              ---------   -----------        ---------   -----------
    Total redemptions of captial shares outstanding            (240,922)   (5,025,222)        (208,281)   (4,154,169)
                                                              ---------   -----------        ---------   -----------
  Net increase in capital shares outstanding                     95,157   $ 1,825,971          104,313   $ 2,065,183
                                                                          ===========                    ===========
  Shares outstanding at beginning of year                     1,600,724                      1,496,411
                                                              ---------                      ---------
  Shares outstanding at end of year                           1,695,881                      1,600,724
                                                              =========                      =========
  Net assets as of December 31, 2000, are comprised of the
   following:
  Capital (par value and additional paid in capital)                      $26,418,830
  Accumulated net realized loss on investments                               (452,557)
  Net unrealized appreciation of investments                                6,849,736
                                                                          -----------
  Net Assets                                                              $32,816,009
                                                                          ===========

As of November 1, 2000, the Fund's Class C shares were liquidated and exchanged for Class A shares. With respect to the SM&R Growth Fund, 29,451 of Class C shares in the amount of $199,680 were exchanged for 30,439 of Class A shares. With respect to the SM&R Equity Income Fund, 4,927 of Class C shares in the amount of $131,155 were exchanged for 4,991 of Class A shares. With respect to the SM&R Balanced Fund, 473 of Class C shares in the amount of $9,913 were exchanged for 472 of Class A shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
SM&R Equity Funds

We have audited the accompanying statements of assets and liabilities of SM&R Equity Funds (the "Funds") (comprised of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc.), including the schedule of investments as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997 issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Equity Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
January 26, 2001

SM&R EQUITY FUNDS                2450 South Shore Blvd, League City, Texas 77573
--------------------------------------------------------------------------------

                                   DIRECTORS
                            Ernest S. Barratt, Ph.D.
                                 Jack T. Currie
                              Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                            Robert V. Shattuck, Jr.
                               Donald P. Stevens
                                Steven H. Stubbs
                               Jamie G. Williams
                              Frank P. Williamson

                                    OFFICERS
                        Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                Teresa E. Axelson, Vice President and Secretary

                         INVESTMENT ADVISOR AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                             Galveston, Texas 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                     Philadelphia, Pennsylvania 19103-2108

DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions per share for the year ended December 31, 2000.

                                         RECORD    INVESTMENT    LONG-TERM      SHORT-TERM
                                          DATE       INCOME     CAPITAL GAIN   CAPITAL GAIN
                                       ----------  ----------   ------------   ------------
SM&R Growth Fund, Inc. Class T          6/23/00     $0.02020      $0.0491
                                        12/18/00    $0.01200      $0.3247          $0.1976
SM&R Growth Fund, Inc. Class A          6/23/00     $0.01150      $0.0491
                                        12/18/00    $0.00030      $0.3247          $0.1976
SM&R Growth Fund, Inc. Class B          6/23/00       N/A         $0.0491
                                        12/18/00      N/A         $0.3247          $0.1976
SM&R Growth Fund, Inc. Class C          6/23/00       N/A         $0.0491
                                        12/18/00      N/A
SM&R Equity Income Fund, Inc.
Class T                                 3/22/00     $0.15400
                                        6/23/00     $0.11050      $0.2028
                                        9/18/00     $0.09580
                                        12/18/00    $0.09960      $1.0780
SM&R Equity Income Fund, Inc.
Class A                                 3/22/00     $0.13900
                                        6/23/00     $0.10220      $0.2028
                                        9/18/00     $0.07650
                                        12/18/00    $0.06560      $1.0780
SM&R Equity Income Fund, Inc.
Class B                                 3/22/00     $0.11300
                                        6/23/00     $0.06870      $0.2028
                                        9/18/00     $0.06750
                                        12/18/00    $0.03860      $1.0780
SM&R Equity Income Fund, Inc.
Class C                                 3/22/00     $0.07100
                                        6/23/00       N/A         $0.2028
                                        9/18/00       N/A
                                        12/18/00      N/A
SM&R Balanced Fund, Inc. Class T        3/22/00     $0.11600
                                        6/23/00     $0.14360      $0.1686          $0.0002
                                        9/18/00     $0.12650
                                        12/18/00    $0.16050      $0.7142          $0.5806
SM&R Balanced Fund, Inc. Class A        3/22/00     $0.10600
                                        6/23/00     $0.14370      $0.1686          $0.0002
                                        9/18/00     $0.14030
                                        12/18/00    $0.18640      $0.7142          $0.5806
SM&R Balanced Fund, Inc. Class B        3/22/00     $0.08600
                                        6/23/00     $0.13800      $0.1686          $0.0002
                                        9/18/00     $0.13760
                                        12/18/00    $0.12220      $0.7142          $0.5806
SM&R Balanced Fund, Inc. Class C        3/22/00     $0.07300
                                        6/23/00     $0.09570      $0.1686          $0.0002
                                        9/18/00     $0.08330
                                        12/18/00      N/A

                               SM&R EQUITY FUNDS
                             SM&R Growth Fund, Inc.
                         SM&R Equity Income Fund, Inc.
                            SM&R Balanced Fund, Inc.

                             SM&R INVESTMENTS, INC.
                           SM&R Government Bond Fund
                               SM&R Tax Free Fund
                               SM&R Primary Fund
                             SM&R Money Market Fund
                             SM&R Alger Growth Fund
                       SM&R Alger Aggressive Growth Fund
                           SM&R Alger Small Cap Fund
                           SM&R Alger Technology Fund

                   HOW TO REACH US:

   Shareholder Services        Sales and Marketing
      (800) 231-4639              (800) 526-8346

 Fund Quotes and Investor
         Hotline             To Request a Prospectus
      (877) 239-2049              (800) 231-4639

       Visit our website at: www.smrinvest.com

                              SECURITIES MANAGEMENT
[SM&R LOGO]                   AND RESEARCH, INC.
                              MANAGER & DISTRIBUTOR
                              -----------------------
                              MEMBER NASD, SIPC

   2450 South Shore Blvd., Suite 400 - League City, TX 77573 - (281) 334-2469

                              Form 9092 - 02/2001